UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

CCSB Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50143	32-0034299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1178 West Kansas, Liberty, Missouri	64068
(Address of Principal Executive Office)	(Zip Code)

(816) 781-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitating material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CCSB FINANCIAL CORP.

FORM 8-K

INCLUDED INFORMATION

Item 2.02	Results of Operations and Financial Condition

On February 2, 2006, CCSB Financial Corp. (the “Company”) issued a press release regarding its net income for the three months ended December 31, 2005. The press release is included as Exhibit 99.1 to this report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2006, at the reorganizational meetings of the boards of directors of the Company and its wholly-owned subsidiary bank, principal officers of the Company and the bank were named as follows:

CCSB Financial Corp.

Individual	Title	Former Position

John R. Davis	Chairman and Chief Executive Officer	Chairman, President and Chief Executive Officer

Mario Usera	President, Chief Operating Officer and Chief Financial Officer	Executive Vice President and Chief Financial Officer

Deborah A. Jones	Senior Vice President and Secretary	Senior Vice President, Secretary and Treasurer

Debra S. Coltman	Senior Vice President and Assistant Secretary	Senior Vice President and Assistant Secretary

Mary D. Gray	Vice President and Treasurer	None

Clay County Savings Bank

Individual	Title	Former Position

John R. Davis	Chairman and Chief Executive Officer	President and Chief Executive Officer

Mario Usera	President, Chief Operating Officer and Chief Financial Officer	Executive Vice President and Chief Financial Officer

Deborah A. Jones	Senior Vice President and Secretary	Senior Vice President, Secretary and Treasurer

Debra S. Coltman	Senior Vice President and Assistant Secretary	Senior Vice President and Assistant Secretary

Mary D. Gray	Vice President and Treasurer	Vice President and Comptroller

Chairman Davis replaces John R. Cooper as chairman of the subsidiary bank. Mr. Cooper will remain as a director of the Bank. There were no other changes to the board of directors. A press release is included as Exhibit 99.2 to this report. Additional information regarding the background and experience of the executive officers is set forth in the Company’s Proxy Materials for the 2006 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on December 27, 2005.

Item 7.01	Regulation FD Disclosure

On February 2, 2006, the Company issued a press release announcing the Board of Directors has authorized the repurchase of up to 50,000 shares of the Company’s common stock. The press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are filed as part of this report:

Exhibit Number	Description

Exhibit 99.1	Press Release of CCSB Financial Corp. dated February 2, 2006

Exhibit 99.2	Press Release of CCSB Financial Corp. dated February 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCSB FINANCIAL CORP.

DATE: February 2, 2006	/s/ JOHN R. DAVIS
John R. Davis Chairman and Chief Executive Officer